COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                  Supplement to Statement of Additional Information
                                 Dated March 1, 2003

1. Under the section "INVESTMENT GOAL AND POLICIES" the list of securities and investment techniques that may be utilized by the Columbia Pennsylvania Intermediate Municipal Bond Fund (the "Fund") is revised to reflect that the Fund may invest in Futures Contracts and Related Options and Options on Securities.

2. Under the section "FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES, Non-Fundamental Investment Policies," investment limitation #2 with respect to the Fund is replaced in its entirety to provide that the Fund may not:

               2. Write or sell puts, calls, warrants or combinations thereof, except that the Fund may purchase securities subject to a standby commitment and, to the extent consistent with its investment goal and policies, write covered call options and purchase and sell other options.


                                                        October 17, 2003